                                IMPORTANT NOTICE
                                ----------------



The attached materials contain important information about the 1995 United HealthCare Corporation/SM/ Executive Savings Plan ("the Plan"). You should read these materials as soon as possible in order to make the necessary elections under the Plan.

Since eligibility for certain benefits under the Plan depends on your 1995 elections under the United HealthCare Corporation 401(k) Savings Plan, you should read the attached materials before enrolling under the 401(k) Savings
                                   ------
Plan.



PLEASE NOTE: THE DEADLINE FOR ENROLLING IN PART I OF THE PLAN ("THE 401(K) KEEP WHOLE" PART) IS DECEMBER 19, 1994.

           1995 UNITED HEALTHCARE CORPORATION/SM/ EXECUTIVE SAVINGS PLAN

                                PLAN DESCRIPTION
                                   (RESTATED)

United HealthCare Corporation/SM/ ("Plan Sponsor") hereby establishes an unfunded employee benefit plan primarily for the purpose of providing deferred compensation for a select group of persons who qualify as eligible management or highly compensated employees. The name of this benefit plan is the 1995 United HealthCare Corporation Executive Savings Plan ("Plan").

The purpose of the Plan is to provide unfunded deferred compensation benefits, as described in and under the terms and conditions set forth in this Plan Description including the Explanation attached as Exhibit A to this Plan Description.

This Plan is intended to be an unfunded plan maintained by Plan Sponsor under the Employee Retirement Income Security Act of 1974 ("ERISA") primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees ("unfunded top hat plan").

The Plan's general effective date is January 1, 1995. This Plan supersedes any current or prior plan, policy or program related to unfunded deferred compensation. Any such current or prior plan, policy or program is terminated as of the effective date of this Plan. Although the Plan Sponsor currently intends to continue the benefits provided by this Plan, the Plan Sponsor reserves the right, at any time and for any reason or no reason at all, to change, amend, interpret, modify, withdraw or add benefits or terminate this Plan, in whole or in part and in its sole discretion, without prior notice to or approval by Plan participants and their beneficiaries. Any change or amendment to or termination of the Plan, its benefits or its terms and conditions, in whole or in part, shall be made solely in a written amendment (in the case of a change or amendment) or in a written resolution (in the case of termination), whether prospective or retroactive, to the Plan, approved by the Board of Directors of the Plan Sponsor or their designee to whom such Board has delegated in writing the foregoing authority. No person or entity has any authority to make any oral changes or amendments to the Plan.

This Plan Description, including the Explanation attached as Exhibit A, constitutes the entire Plan.

United HealthCare Corporation
- -----------------------------
(Plan Sponsor)


By:  ------------------------
     Name

     ------------------------
     Title

Date:------------------------

           1995 UNITED HEALTHCARE CORPORATION/SM/ EXECUTIVE SAVINGS PLAN

                           EFFECTIVE JANUARY 1, 1995

                                  EXPLANATION

                                      FOR

                              ELIGIBLE EXECUTIVES

                                   EXHIBIT A

           1995 UNITED HEALTHCARE CORPORATION/SM/ EXECUTIVE SAVINGS PLAN

                           EFFECTIVE JANUARY 1, 1995

                                  EXPLANATION

                                      FOR

                              ELIGIBLE EXECUTIVES

           1995 UNITED HEALTHCARE CORPORATION/SM/ EXECUTIVE SAVINGS PLAN
                      EXPLANATION FOR ELIGIBLE EXECUTIVES

                                  INTRODUCTION


This Explanation describes the terms and conditions of the 1995 United HealthCare Corporation Executive Savings Plan ("Plan"). Read this document carefully so that you will have a clear understanding of the Plan. If you have any questions, you may call the Plan Administrator at (612) 936-1300.

Plan Sponsor and Plan Administrator have sole and exclusive discretion in interpreting the benefits under the Plan and the other terms, conditions, limitations and exclusions set out in the Plan Description and this Explanation, in making factual determinations related to the Plan and its benefits, and in construing any disputed or ambiguous terms. All determinations and interpretations made by the Plan Sponsor and Plan Administrator are intended to be conclusive and binding on all parties. Plan Sponsor and Plan Administrator may, from time to time, delegate such discretionary authority to other persons or entities providing services in regard to the Plan and such delegations may include the right to redelegate such authority. Plan Sponsor reserves the right, at any time and for any reason or no reason at all, to change, amend, interpret, modify, withdraw or add benefits or terminate this Plan, in whole or in part and in its sole discretion, without prior notice to or approval by Plan participants and their beneficiaries. The legal documents governing the Plan consist of only the Plan Description, along with this Explanation. Any change or amendment to the Plan, its benefits or its terms and conditions, in whole or in part, shall be made solely in a written amendment (in the case of a change or amendment) or in a written resolution (in the case of termination), whether prospective or retroactive, to the Plan, approved by the Board of Directors of the Plan Sponsor or their designee to whom such Board has delegated in writing the foregoing authority. No person or entity has any authority to make any oral changes or amendments to the Plan.

The Plan Sponsor may, in its sole discretion, arrange for various persons or entities to provide administrative services in regard to the Plan. The identity of the service providers and the nature of the services provided may be changed from time to time in the Plan Sponsor's sole discretion and without prior notice to or approval by Plan participants. You must cooperate with those persons or entities in the performance of their responsibilities.

                                     ERISA
                              REQUIRED INFORMATION

Name of Plan:  1995 United HealthCare Corporation Executive Savings Plan

Name of Plan Sponsor and Named Fiduciary: United HealthCare Corporation. The Plan Sponsor may also delegate or allocate fiduciary responsibilities to other persons or entities.

Address and Telephone Number of Plan Sponsor and Named Fiduciary:

               United HealthCare Corporation
               9900 Bren Road East
               P.O. Box 1459
               Minneapolis, Minnesota 55440-1459

Employer Identification Number (EIN):  41-1321939

IRS Plan Number:  003

Effective Date of Plan:  January 1, 1995.

Type of Plan: Unfunded Plan of Deferred Compensation for a Select Group of Management or Highly Compensated Employees

Name, business address, and business telephone number of Plan Administrator:

               United HealthCare Corporation
               9900 Bren Road East
               P.O. Box 1459
               Minneapolis, Minnesota 55440-1459
               (612) 936-1300

Type of Administration of the Plan: The Plan Sponsor administers the Plan. The Plan Sponsor may, from time to time in its sole discretion, contract with outside parties to arrange for the provision of administrative services. The named fiduciary of Plan is United HealthCare Corporation, the Plan Sponsor.

Person designated as agent for service of legal process: General Counsel, United HealthCare Corporation. Service of process may also be made upon the Plan Administrator.

Source of contributions under the Plan: There are no contributions to the Plan and the Plan has no assets. All benefits under the Plan are paid from the general assets of the Plan Sponsor.

Date of the end of the year for purposes of maintaining Plan's fiscal records:
The plan year shall be a twelve month period ending December 31st.

Benefits under the Plan are furnished in accordance with the Plan Description, including this Explanation issued by the Plan Sponsor.

Participants' rights under the Employee Retirement Income Security Act of 1974 (ERISA) and the procedures to be followed in regard to denied claims or other complaints relating to the Plan are set forth in the body of this Explanation.

                               CLAIMS SUBMISSION

If you believe you are entitled to deferred compensation benefits under this Plan which have not been paid, you may make a claim by submitting a written request for the deferred compensation benefits. The request should be addressed to the Human Resources Department of United HealthCare Corporation at:

                    United HealthCare Corporation
                    ATTN:  Human Resources Department
                    9900 Bren Road East
                    P.O. Box 1459
                    Minneapolis, Minnesota 55440-1459

The request should include all information relevant to your claim for deferred compensation benefits.

                                 CLAIMS DENIAL

Notice of a decision to deny a claim for deferred compensation benefits (in whole or in part) shall be furnished to the claimant within 90 days following the receipt of the claim or within 90 days following the expiration of the initial 90 day period in a case where there are special circumstances requiring extension of time for processing the claim. If special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the claimant prior to the expiration of the initial 90 day period. The notice of extension shall indicate the special circumstances requiring the extension and the date by which the notice of decision with respect to the claim is expected to be furnished. If a claim is denied (in whole or in part), notice shall be provided to the claimant in writing and shall set forth: 1) the reason or reasons for the denial; 2) reference to the provisions of the Plan on which the denial is based; 3) a description of any additional material or information necessary for the claimant to perfect the claim, if the claim was denied because the claimant failed to provide all necessary information, and an explanation of why such material or information is necessary; and 4) an explanation of the claim review procedure. If written notice of the denial is not furnished to the claimant within 90 days (or if an extension was required, 180 days) from the date the claim was received, the claim shall be deemed denied and the claimant shall then be permitted to proceed with the procedure set forth below.

                REVIEW OF DENIED CLAIMS AND COMPLAINT PROCEDURE

If you or any person claiming through you wishes to have a denied claim reviewed, a written request must be sent to the Plan Administrator (addressed to the Human Resources Department) within 60 days from the date you received the notice of denial of the claim or within 60 days from the date the claim was deemed denied.

If you or any person claiming through you has any other complaint or dispute relating to the Plan, including any dispute with the Plan Sponsor, the Plan Administrator, any fiduciary of the Plan or any person or entities providing services in regard to the Plan, written notice describing the complaint or dispute in detail must be sent to the Plan Administrator (addressed to the Human Resources Department) within 60 days of the event which gave rise to the complaint or dispute.

Any complaint or dispute related to the terms and conditions of the Plan, including requests for review of denied claims, shall be resolved in accordance with the procedure set forth by the Plan Sponsor and outlined below.

1. The complainant may contact the Plan Administrator in an attempt to resolve the complaint in an informal manner.

2. If the complainant is not satisfied with any attempts at informal resolution, the complainant must submit a written request for review of a denied claim or written notice of the complaint or dispute to the Plan Administrator (addressed to the Human Resources Department) in accordance with the time frames set out above. The complainant may submit supporting documentation or information to be considered and can request a hearing. The complainant must submit any requested additional information or documents. A hearing may be held, at the Plan Administrator's or its designee's discretion, in accordance with the procedures developed by the Plan Sponsor for such hearings.

3. A written notice of the final decision will usually be sent to the complainant within 60 days of receipt of the written request for review of a denied claim or notice of a complaint or dispute. However, if special circumstances require an extension of time to reach a final decision, written notice of the final decision will be sent as soon as possible following expiration of the initial 60 day period, but no later than 120 days following receipt of the request for review of a denied claim or notice of a complaint or dispute. If special circumstances require such an extension of time, written notice of the extension shall be furnished to the complainant prior to the expiration of the initial 60 day period. The written notice of the final decision will give specific reason(s) for the decision and references to the provisions of the Plan on which the decision is based. If the final written decision is not furnished to the complainant within 60 days (or if an extension was required, 120 days) from the date of receipt of request for review of a denied claim or notice of a complaint or dispute, the request for review or the complaint or dispute shall be deemed rejected and denied on review. The written notice of the final decision will give specific reasons for the decision and references to the provisions of the Plan on which the decision is based.

4. If the complainant wishes to seek further review of the decision or the complaint or dispute, he or she shall submit it to binding arbitration pursuant to the rules of the American Arbitration Association. This is the only right a complainant has for further consideration. The matter must be submitted to binding arbitration within one year of receipt of notice of the final decision or within one year of the date the claim, complaint or dispute was deemed rejected and denied on review. The arbitrators shall have no power to award any punitive or exemplary damages or to vary or ignore the provisions of the Plan and shall be bound by controlling law.

                             STATEMENT OF EMPLOYEE
                     RETIREMENT INCOME SECURITY ACT OF 1974
                                     RIGHTS

The Employee Retirement Income Security Act of 1974 (ERISA) guarantees certain rights and protections to participants of employee benefit plans. Federal law and regulations require that a "Statement of ERISA Rights" be included in this Explanation of the United HealthCare Corporation Executive Savings Plan.

You may examine, without charge, all Plan documents, including any insurance contracts, collective bargaining agreements, annual reports, summary plan descriptions and other documents filed with the Department of Labor. You can examine copies of these documents in the Plan Administrator's office, or you can ask your supervisor where copies of the documents are available.

If you want a personal copy of Plan documents or related material, you should send a written request to the Plan Administrator. You will be charged only the actual cost of these copies.

You are entitled to receive a summary of the Plan's annual financial report in the event this is a funded plan. The Plan Administrator is required by law to furnish each participant with a copy of this summary annual report.

In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. These individuals, called "fiduciaries," have an obligation to administer the Plan prudently and to act in the interest of Plan participants and beneficiaries. The named fiduciary for this Plan is the Plan Sponsor. No one may discriminate against you in any way to prevent you from receiving benefits or exercising your rights under ERISA.

When you become eligible for payments from the Plan, you should follow the appropriate steps for filing a claim. In case of claim denial, in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have your claim reviewed and reconsidered.

Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court, subject to any binding arbitration requirements contained in the Explanation. In such a case, the court may require the Plan Administrator to provide you the materials and pay you up to $100.00 per day until you receive your materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file a suit in a state of federal court, subject to any binding arbitration requirements contained in the Explanation. In the event this is a funded plan and if it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court, subject to any binding arbitration requirements contained in the Explanation. The court will decide who should pay costs and legal fees. For example, if you are successful, the court may order the person you sued to pay those costs and fees. If you lose or if the court finds your suit to be frivolous, you may be ordered to pay these costs and fees.

If you have any questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, contact the nearest Area Office of the U.S. Labor Management Services Administration, Department of Labor.

                                    PURPOSE

The Plan has been designed to help eligible executives save for the future in spite of increasingly restrictive tax legislation which has limited employee deferrals into qualified plans such as the United HealthCare Corporation 401(k) Savings Plan. Another purpose of the Plan is to provide executives with a means to defer the receipt of unearned compensation to a later date if it is more tax advantageous for them.

                             IMPORTANT INFORMATION

The Plan is a non-qualified top hat plan which means that it is an unfunded, non-qualified plan of deferred compensation for executives. It is not subject to the same restrictions placed upon qualified plans. For example, salary you defer under the Plan is not subject to the annual 401(k) dollar limit imposed under the tax laws on salary deferral contributions to a qualified 401(k) plan, and the compensation that can be used for deferrals under this Plan is not limited to $150,000. However, because of federal regulations governing unfunded, non-qualified plans of deferred compensation for executives, UHC cannot guarantee the payment of amounts under the Plan or set aside funds or
- ------
contributions in a trust or other account. The Plan constitutes a mere promise by UHC to make benefit payments in the future. Nor does the Plan operate to
create any trust or segregation of assets by UHC.   It is the intention of UHC
that the Plan be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act (ERISA). It is UHC's further intent that the Plan constitute an unfunded "top hat" plan under ERISA.

All benefits payable under the Plan will be paid from the general assets of UHC. Therefore, the Plan does not give participants or their beneficiaries any rights or security interests in any asset of UHC, other than as general unsecured creditors. For example, if UHC were to become insolvent or bankrupt, there is no guarantee that salary you deferred under the Plan would be paid or returned to you in the form of the Plan benefits. Any asset held by UHC is to remain as a general, unpledged asset of UHC which would be subject to the claims of UHC's general creditors, including claims of participants.

Participation in the Plan results in the deferral of income (i.e., salary) and associated taxes to a future point in time. It also reduces your current take-home pay. Because of this, your own special tax and financial needs, as well as future changes in tax rates and laws, should be taken into consideration when deciding whether or not to participate in the Plan. Please note that UHC cannot predict future federal/state tax rates, nor provide tax/financial advice to you.

Accordingly, you should obtain the advice of a competent tax advisor and
- ------------------------------------------------------------------------
financial advisor in deciding whether or not to participate in the Plan.
- -----------------------------------------------------------------------

                                WHO IS ELIGIBLE?

The Plan has three eligibility requirements. First, in order to be eligible for the Plan overall, you must be an executive employee of UHC who is determined by UHC also to be a member of a select group of management or highly compensated employees for the upcoming 1995 calendar year. UHC will distribute to eligible executives a list of the class or class(es) of executives eligible for the Plan for each particular year. The 1995 list is attached to this Explanation as Attachment A. You must have completed at least two (2) months of continuous UHC employment in an eligible class in order to enroll under the Plan.

Second, in order to be eligible for Part I of the Plan, you must participate in the United HealthCare Corporation 401(k) Savings Plan ("UHC 401(k) Savings Plan") and you must reach one of the two Internal Revenue Service (IRS) limits
       ---
on plan benefits. The fist IRS limit requires that the UHC 410(k) Savings Plan take into account only $150,000 of Recognized Compensation in determining plan benefits for the Plan Year. The second IRS limit places a cap on the dollar amount of elective deferrals you may make under the UHC 410(k) Savings Plan. In order to participate in Part I of the Plan, you must reach either the $150,000 compensation limit or the 1995 IRS annual dollar limit for elective deferrals. The IRS' annual limit changes slightly each calendar year for cost of living adjustments. The 1994 IRS annual limit was $9240 (the historical IRS annual limits for the past seven years are: 1993 = $8994, 1992 = $8728, 1991 = $8475,
1990 = $7979, 1989 = $7627, 1988 = $7313, 1987 = $7000).  Actual 401(k)
deferrals must reach the 1995 IRS annual limit during 1995 in order to be eligible for Part I of the Plan.

Third, enrollment under either Part II or Part III of the Plan cannot be earlier than the first day of the calendar quarter following satisfaction of the eligibility requirements.

                            HOW DOES THE PLAN WORK?

There are three separate and distinct parts to the Plan. Eligible executives may enroll in one or more parts of the Plan, depending upon their eligibility.

Part I
- ------

     Part I, the "401(k) Keep Whole" part, is intended to duplicate the concepts behind a 401(k)-type plan as much as possible for executives who reach either one or both of the IRS 401(k) limits: First, the limit on the dollar amount you may contribute under the UHC 401(k) Savings Plan; and second, the limit on the amount of your compensation that may be taken into account for the purpose of providing benefits under the UHC 401(k) Savings Plan.

     Employee Contributions. Under the tax laws, salary deferral contributions to UHC's 401(k) Savings Plan for 1995 will automatically stop when you have earned $150,000 of Recognized Compensation or when your elective deferrals have reached the 1995 IRS 401(k) dollar limit. However, if you participate in Part I of the Plan, your salary deferral contributions can continue, but they will be credited to your the Plan Part I account. Under Part I, you may defer between 2% and 15% of your cash compensation, including cash bonuses. The percentage of compensation that you may defer shall be (i) measured as of the same pay period in which your Recognized Compensation
                        ---------------
     under the UHC 401(k) Savings Plan reaches $150,000 or your deferrals under the UHC 401(k) Savings Plan actually equal the 1995 IRS 401(k) dollar limit if the compensation or dollar limit is reached on account of payment to you of the UHC Management Incentive Bonus ("MIB") or a similar bonus which UHC's Board of Directors, Compensation Committee or their designee declares as being equivalent to MIB; (ii) measured from the first pay period after
                                                        ----------------------
     your Recognized Compensation reaches $150,000 or your deferrals under the UHC 401(k) Savings Plan actually equal the 1995 IRS 401(k) dollar limit if the 401(k) limit is reach on account of payment to you of regular, cash wages (other than those described in (i)); or (iii) if later, measured as of the due date for returning your Part I Enrollment Form. Actual adjustments to your pay may take up to two pay periods. However, only compensation which is not yet earned or otherwise made available to you shall be eligible for deferral under Part I.

     Employer Contributions. The first 6% of your salary deferred under Part I will be "matched" by UHC at 50% for each dollar deferred.

     Crediting of Accounts. Under Part I, deferral elections and any "matched" amounts will be credited to a bookkeeping account on your behalf. This bookkeeping account will also be credited with "interest" at the same rate as the UHC 401(k) Savings Plan's fixed income fund during the calendar quarter. The bookkeeping account is used merely for accounting purposes since no monies or amounts will be deposited into any account or otherwise segregated from UHC's general assets.

     Regular Distributions. Upon termination of your employment (or, if earlier, the date of your death), the cumulative value of your Part I deferrals, matched amounts and interest credits shall become distributable to you (or, in the case of death, your designated beneficiary) in a lump sum cash payment or in three (3), five (5) or ten (10) year annual cash installments as elected on your Part I enrollment form. Actual distribution to you (or your designated beneficiary in the event of your death) will be made or commenced as soon as administratively feasible following the last day of the calendar quarter after the date your employment with UHC is terminated (or, if earlier, the date of your death) and your final regular paycheck is received. If distributions are in the form of installments, subsequent installment payments shall be made annually in accordance with the participant's distribution election on his/her Part I enrollment form and as of the anniversary date of the first installment payment. The amount of each installment payment shall be based on the participant's Part I account balance as of the last day of the calendar year preceding the year for which an installment payment is scheduled to be made divided by the remaining number of installment payments to be made (including the installment being determined).

     Accelerated Distributions. Under certain circumstances, accelerated distributions on account of severe and unforeseeable financial hardship are available. However, the UHC Employee Benefits Committee or their independent designee will independently decide whether to accelerate distribution in the event of severe and unforeseeable financial hardship and then only the amount necessary to satisfy such hardship shall be accelerated as a distribution.

     Taxation of Distributions. Distributions to you (or your beneficiary) under the Plan would be taxable upon receipt since previous deferrals, matched amounts and interest credits were not subject to taxation at the time they were made. Since the Plan is a non-qualified plan, distributions would not be eligible for the special tax treatment otherwise available to distributions from qualified plans (e.g., 5 or 10 year averaging treatment and tax-deferred "rollover" treatment would not be available). Similarly, distributions under the Plan would not be subject to the 10% penalty
                                        ---
     otherwise associated with early distributions from qualified plans before age 59 1/2.


Part II
- -------

     This part of the Plan is a straight salary deferral option for your future 1995 unearned, cash compensation.

     Employee Contributions. You may elect to defer the receipt of future unearned, 1995 cash compensation, including bonus payments, to a future date. The percentage of compensation you can defer under Part II is measured from the first pay period following the date your completed Part II enrollment form is received and processed by the UHC Corporate Benefits Department. Actual adjustments to your pay may take up to two pay periods. Only compensation which is not yet earned or otherwise made available shall be eligible for deferral under Part II.

     At the time of enrollment, you must pre-select your length of deferral time. You may defer payment of these amounts until February first (1st) of a pre-selected year in the future or, if earlier, until termination of your employment. However, in no case will deferrals for less than three months of time be allowed. Accordingly, your Part II deferral election must be made before November 1 of any given year if you want to elect a February the succeeding year. If your employment is terminated before expiration of your pre-selected February 1st deferral time, amounts deferred under Part II will automatically become payable upon termination of employment.

     Under current tax laws, you will not be taxed on these deferred amounts until you receive them. However, because participation in Part II of the Plan defers the payment of salary to you, including associated taxes, you should consult with your tax advisor and financial advisor before you decide whether or not (or to what degree) you should participate in Part II of the Plan. Keep in mind that your decision to participate in the Plan depends upon your current and projected tax and financial needs, as well as current/future tax rates and laws -- neither of which are known to or predictable by UHC.

     Employer Contributions.  UHC does not match Part II deferrals.

     Crediting of Accounts. Part II deferrals will be credited to a separate bookkeeping account on your behalf. This bookkeeping account is used merely for accounting purposes since no monies or amounts will be deposited into any account or otherwise segregated from UHC's general assets. This bookkeeping account will also be credited with "interest" at the same rate as the UHC 401(k) Savings Plan's fixed income fund during the calendar quarter.

     Regular Distributions. Upon the earlier of: termination of your employment, the date of your death or the applicable February 1st payment date, if any, pre-selected on your Part II enrollment form, the cumulative value of your Part II deferrals and interest credits shall become distributable to you (or, in the case of death, your designated beneficiary). The form of the distribution (i.e., lump sum or installments) depends on whether or not you pre-selected a February 1st payment date on your Part II enrollment form. If you pre-selected a February 1st payment date, you (or your designated beneficiary in the case of death) will receive a lump sum cash payment of the cumulative value of your Part II deferrals and interest credits as soon as administratively feasible following the earlier of (i) the applicable February 1st payment date or (ii) the last day of the calendar quarter after the date your employment is terminated and your final regular paycheck is received. If you did not pre-select a February 1st payment date on your Part II enrollment form, distribution may be made in either a lump sum cash payment or in three (3), five (5) or ten (10) year cash installments as elected on your Part II enrollment form. Actual distribution to you (or your designated beneficiary in the event of your death) will be made or commenced as soon as administratively feasible following the last day of the calendar quarter after the date your employment with UHC is terminated (or, if earlier, the date of your death) and your final regular paycheck is received. If distributions are in the form of installments, subsequent installment payments shall be made annually in accordance with the participant's distribution election and as of the anniversary date of the first installment payment. The amount of each installment payment shall be based on the participant's Part II account balance as of the last day of the calendar year preceding the year for which an installment payment is scheduled to be made divided by the remaining number of installment payments to be made (including the installment being determined).

     Accelerated Distributions. Under certain circumstances, accelerated distributions on account of severe and unforeseeable financial hardship are available. However, the UHC Employee Benefits Committee or their independent designee will independently decide whether to accelerate distribution in the event of severe and unforeseeable financial hardship and then only the amount necessary to satisfy such hardship shall be accelerated as a distribution.

     Taxation of Distributions. Distributions to you (or your beneficiary) under the Plan would be taxable upon receipt since previous deferrals and interest credits were not subject to taxation. Because the Plan is a non-qualified plan, distributions would not be eligible for the special tax treatment otherwise available to distributions from qualified plans (e.g., 5 or 10 year averaging treatment and tax-deferred "rollover" treatment would not be available). Similarly, distributions under the Plan would not
                                                                             ---
     be subject to the 10% penalty otherwise associated with early distributions from qualified plans before age 59 1/2.

Part III
- --------

     This part of the Plan is a limited bonus deferral option that is available only for those UHC executives eligible for special bonus amounts which are also declared by UHC's Board of Directors, Compensation Committee or their designee as being eligible for deferral under Part III of this Plan. Those executives eligible to make deferrals of special bonuses under Part III will be notified in writing in advance of their eligibility under this part. Part III enrollment and election forms will be distributed to you only once you become eligible for a special bonus that is eligible for deferral under Part III. Eligible executives will receive a separate Part III enrollment and election form for each special bonus which they may become eligible for.

     Employee Contributions. You may elect to defer the receipt of your unearned, special bonus to a future date. Part III applies only to your eligible special bonus amount. Only eligible special bonuses which are not yet earned or otherwise made available shall be eligible for deferral under
     Part III.

     At the time of enrollment, you must pre-select your length of deferral time. You may defer payment of these amounts until February first (1st) of a pre-selected year in the future or, if earlier, until termination of your employment. However, in no case will deferrals for less than three months of time be allowed. Accordingly, your Part III deferral election must be made before November 1 of any given year if you want to elect a February the succeeding year. If your employment is terminated before expiration of your pre-selected February 1st deferral time, amounts deferred under Part III will automatically become payable upon termination of employment.

     Under current tax laws, you will not be taxed on these deferred amounts until you receive them. However, because participation in Part III of the Plan defers the payment of salary to you, including associated taxes, you should consult with your tax advisor and financial advisor before you decide whether or not (or to what degree) you should participate in Part III of the Plan. Keep in mind that your decision to participate in the Plan depends upon your current and projected tax and financial needs, as well as current/future tax rates and laws -- neither of which are known to or predictable by UHC.

     Employer Contributions.  UHC does not match Part III deferrals.

     Crediting of Accounts. Part III deferrals will be credited to a separate bookkeeping account on your behalf. This bookkeeping account is used merely for accounting purposes since no monies or amounts will be deposited into any account or otherwise segregated from UHC's general assets. This bookkeeping account will also be credited with "interest" at the same rate as the UHC 401(k) Savings Plan's fixed income fund during the calendar quarter.

     Regular Distributions. Upon the earlier of: termination of your employment, the date of your death or the applicable February 1st payment date, if any, pre-selected on your Part III enrollment form, the cumulative value of your Part III deferrals and interest credits shall become distributable to you (or, in the case of death, your designated beneficiary). The form of the distribution (i.e., lump sum or installments) depends on whether or not you pre-selected a February 1st payment date on your Part III enrollment form. If you pre-selected a February 1st payment date, you (or your designated beneficiary in the case of death) will receive a lump sum cash payment of the cumulative value of your Part III deferrals and interest credits as soon as administratively feasible following the earlier of (i) the applicable February 1st payment date or (ii) the last day of the calendar quarter after the date your employment is terminated and your final regular paycheck is received. If you did not pre-select a February 1st payment date on your Part III enrollment form, distribution may be made in either a lump sum cash payment or in three (3), five (5) or ten (10) year cash installments as elected on your Part III enrollment form. Actual distribution to you (or your designated beneficiary in the event of your death) will be made or commenced as soon as administratively feasible following the last day of the calendar quarter after the date your employment with UHC is terminated (or, if earlier, the date of your death) and your final regular paycheck is received. If distributions are in the form of installments, subsequent installment payments shall be made annually in accordance with the participant's distribution election and as of the anniversary date of the first installment payment. The amount of each installment payment shall be based on the participant's Part III account balance as of the last day of the calendar year preceding the year for which an installment payment is scheduled to be made divided by the remaining number of installment payments to be made (including the installment being determined).

     Accelerated Distributions. Under certain circumstances, accelerated distributions on account of severe and unforeseeable financial hardship are available. However, the UHC Employee Benefits Committee or their independent designee will independently decide whether to accelerate distribution in the event of severe and unforeseeable financial hardship and then only the amount necessary to satisfy such hardship shall be accelerated as a distribution.

     Taxation of Distributions. Distributions to you (or your beneficiary) under the Plan would be taxable upon receipt since previous deferrals and interest credits were not subject to taxation. Because the Plan is a non-qualified plan, distributions would not be eligible for the special tax treatment otherwise available to distributions from qualified plans (e.g., 5 or 10 year averaging treatment and tax-deferred "rollover" treatment would not be available). Similarly, distributions under the Plan would not
                                                                             ---
     be subject to the 10% penalty otherwise associated with early distributions from qualified plans before age 59 1/2.

                 IN WHAT ORDER ARE MY DEFERRAL ELECTIONS MADE?

Deferral elections will be applied against your compensation and/or bonus in the following sequence:

                  401k Plan Deferral Election (if applicable)
                       Part III - Executive Savings Plan
                        Part I - Executive Savings Plan
                        Part II - Executive Savings Plan

Although your deferral elections are applied in the above sequence, the actual deferral percentage is calculated using your entire compensation and/or bonus amount and is applied only against that portion, if any, of your compensation and/or bonus which remains following application of the preceding deferral election(s).

                     WHEN MAY I MAKE MY DEFERRAL ELECTION?

Each eligible executive may make only one election per calendar year under Part I and Part II of the Plan. Deferral elections under Part I and Part II are
valid only for the calendar year in which they are made.   Only eligible
executives who have been informed that they are (or may be) eligible for a special bonus eligible for deferral under Part III of the Plan may make an election under Part III. Part III enrollment and election forms are distributed only once you become eligible for Part III. You will receive a separate Part III enrollment and election form for each special bonus which is eligible under
Part III. Deferral elections under Part III are valid only for the special bonus to which they relate.

Eligible executives may make a deferral election under Part II any time during 1995, however, any such election shall only apply to future compensation. Eligible executives must make a deferral election under Part III within the written time frames set forth on the Part III enrollment and election form. In order to make a Part I election for 1995, you must complete and return your Part I enrollment form to the UHC Corporate Benefits Department no later than December 19, 1994 (even if you won't become a participant in the UHC 401(k) Savings Plan until sometime during 1995 or if you intend to change your UHC 401(k) Savings Plan elections during 1995). If you fail to return your Part I
                                             ---------------------------------
enrollment form by December 19, 1994, you will not be eligible for the 50%
- --------------------------------------------------------------------------
company match under Part I for 1995.  Since Part I elections take effect only in
- -----------------------------------
the event you would
actually reach the IRS 401(k) limit for 1995, you should sign-up for Part I if you want to continue the tax benefits of salary deferral and company match under the Plan for 1995.

                                HOW DO I ENROLL?

If you would like to sign-up for one or more parts of the Plan, simply complete the applicable Enrollment Form and return it to the Corporate Benefits Department at mail route MN12-S167, unless a different mail route is indicated on your enrollment and election form. Keep in mind that Part I elections for 1995 must be made before December 19, 1994 and take effect only if your Recognized Compensation reaches $150,000 or your elective deferrals reach the 1995 401(k) dollar limit during 1995.

               MAY I CHANGE MY DEFERRAL ELECTION DURING THE YEAR?

No, once an election is made it is irrevocable. However, you may elect to prospectively decrease your deferral (percentage) rate to zero (0) under Part I
and/or Part II and thus stop future payroll deductions at any time.   If you
wish to stop payroll deductions during the year, simply contact your local Corporate Benefits representative to obtain a copy of the appropriate Cancellation Form.

        MAY I CHANGE MY LENGTH OF DEFERRAL TIME OR DISTRIBUTION OPTIONS
                    AFTER MY 1995 DEFERRAL ELECTION BEGINS?

No, under current tax laws, the length of deferral time and the distribution option (e.g., lump sum or installments) must be irrevocably elected before your deferral election begins and cannot be later changed, except as provided below for severe and unforeseeable financial hardship.

           MAY I RECEIVE PAYMENTS BEFORE MY EMPLOYMENT IS TERMINATED
                       (OR, IF EARLIER, BEFORE EXPIRATION
            OF THE DEFERRAL TIME PRE-SELECTED UNDER PART II or III)?

No, unless you qualify for accelerated distribution on account of severe and unforeseeable financial hardship. The UHC Employee Benefits Committee or their independent designee will independently decide whether to accelerate distribution for severe and unforeseeable financial hardship and then only the amount necessary to satisfy such hardship shall be accelerated as a distribution.

                             EFFECT OF REEMPLOYMENT

If a participant is reemployed by UHC or its affiliate before actual distribution or after distribution has commenced, such reemployment shall not affect the regularly scheduled distribution of amounts under this Plan.

                   EFFECT OF DEATH PRIOR TO FULL DISTRIBUTION

If a participant dies before actual distribution or after distribution has commenced, the undistributed portion of the participant's accounts under this Plan shall be distributed to the participant's designated beneficiaries (or, as provided below, automatic beneficiaries) in the same manner as if the participant had terminated employment. If the participant had elected payment to be made in the form of installments, such installments shall commence or continue, as the case may be, to the participant's designated beneficiaries, at the same frequency of distribution as initially elected by the participant.

                          DESIGNATION OF BENEFICIARIES

Each participant in this Plan may designate, upon forms furnished by and filed with UHC, a primary beneficiary or secondary beneficiary to receive the participant's Part I, Part II and/or Part III account balance in the event of the participant's death. The participant may elect different or same beneficiaries for Part I, Part II and Part III of the Plan. The participant may change or revoke any such designation from time to time without notice to or consent from any beneficiary or spouse. No such designation, change or revocation shall be effective unless executed by the participant and received by
UHC during the participant's lifetime.   If a beneficiary survives the
participant but dies before receipt of all payments due him or her under the Plan, such remaining payments shall be payable to that beneficiary's estate and not to any other beneficiary. If a participant (1) fails to designate a beneficiary, (2) designates a beneficiary and thereafter revokes such designation without naming another beneficiary, or (3) designates one or more beneficiaries and all such designated beneficiaries fail to survive the participant, then such participant's Part I, Part II and Part III account balance shall be payable to the first class of the following classes of automatic beneficiaries with a member of such class surviving the participant and (except in the case of surviving issue) in equal shares if more than one member in such a class survives the participant:

          participant's surviving spouse
          participant's surviving issue per stirpes and not per capita participant's surviving parents participant's surviving brothers and sisters representative of participant's estate

The automatic beneficiaries above shall become fixed at the time of the participant's death.

                                ANTI-ASSIGNMENT

Each participant's rights to benefit payments under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of participant or his/her beneficiary.
                                     NOTICE

All notices, whether to the Plan Administrator from you or to you from the Plan Administrator, must be written and sent through first class mail.

                             RELATION TO EMPLOYMENT

Nothing in this Plan shall be interpreted or deemed to be a contract of employment or to give an employee any rights in the assets of UHC.

                                 GOVERNING LAW

To the extent not preempted by ERISA, the laws of the state of Minnesota shall govern this Plan.

                           AMENDMENT AND TERMINATION

The Plan Sponsor reserves the right to change, amend, interpret, modify, withdraw or add benefits or terminate the Plan, in its sole discretion, at any time and for any reason whatsoever without prior notice to or approval by the Plan participants. Any change or amendment to the Plan, its benefits or its terms and conditions may be made solely in a written amendment to the Plan, approved by the Board of Directors of the Plan Sponsor or their designee. Any termination of the Plan shall be accomplished by a written resolution approved by the Board of Directors of the Plan Sponsor or their designee. No person or entity has any authority to make any oral changes or amendments to the Plan. Upon termination of the Plan, participants will be paid the cumulative value of their deferral contributions plus any matching and interest credits in a lump sum as soon as possible following termination of the Plan.

                                  ATTACHMENT A


           1995 UNITED HEALTHCARE CORPORATION EXECUTIVE SAVINGS PLAN


            1995 ELIGIBLE EXECUTIVE CLASSES FOR PART I AND PART II:



                     - UHC Executive Class (Grade Ex 01-07)


                  - UHC Medical Director Class (Grade M 01-04)


                      - UHC Psychiatrist Class (Grade PO)


                 - UHC Regional Vice Presidents of Sales Class

                     - UHC Medical Class (Grade CD, 01-03)

           - UHC Clinical Medical Class, full-time (Grade CM, 01-04)
     Note: only full-time physicians in the Clinical Medical Class who are designated to earn at least $100,000 annual base salary as determined in the October immediately preceding the Plan Year.



                  1995 ELIGIBLE EXECUTIVE CLASS FOR PART III:


  Executives who are eligible for Part I and Part II and who are also declared
                                                     ---
                                    eligible

   for Part III by UHC's Board of Directors, Compensation Committee or their
                                    Designee

           1995 UNITED HEALTHCARE CORPORATION/SM/ EXECUTIVE SAVINGS PLAN
                       PART I ENROLLMENT & ELECTION FORM

I, the undersigned executive employee of United HealthCare Corporation/SM/ ("UHC"), hereby make the following election to defer the receipt of some, or all, of my 1995 unearned compensation under the UHC Executive Savings Plan ("Plan") which is an unfunded, non-qualified plan of deferred compensation for a select group of executive employees at UHC. Such election shall apply to my unearned compensation for the 1995 calendar year. All deferrals are taken through payroll deduction with respect to compensation which is not yet earned by or otherwise made available to me. I understand that this deferral election is irrevocable except that I may elect to stop future payroll deductions at any time. I understand that all deferral elections and my rights as a participant are subject to the provisions of the official Plan documents.

PART I. Deferral in Excess of 401(k) Limit:  For my deferral elections made in
- ------  ----------------------------------
accordance with Part I of the Plan (the "401(k) Keep Whole" Part), I hereby
elect to defer        %* of my 1995 unearned compensation (up to a maximum of
               -------
15%). I understand that the percentage of compensation deferred shall be measured as of (i) the same pay period in which my Recognized Compensation under the UHC 401(k) Savings Plan reaches $150,000 or my 1995 deferrals under the UHC 401(k) Savings Plan actually equal the 1995 IRS 401(k) dollar limit if either of these limits are reached on account of payment to me of the UHC Management Incentive Bonus; (ii) the first pay period following the date my Recognized Compensation under the UHC 401(k) Savings Plan reaches $150,000 or my elections under the UHC 401(k) Savings Plan equal the 1995 IRS 401(k) dollar limit if either of these limits are reached on account of payment to me of regular wages; or (iii) if later, the due date for returning my completed Part I Enrollment Form. I request that my Part I account balance be paid as follows: (Check "[x]" Only One)

   [_]  lump sum cash payment
   [_]  series of three (3) year cash installments
   [_]  series of five (5) year cash installments
   [_]  series of ten (10) year cash installments

   Actual distribution will be made or commenced as soon as administratively feasible following the last day of the calendar quarter after your employment is terminated and your final paycheck is received.

*Your actual deferral may not equal the percentage elected due to availability of salary to apply deferrals against.

   Designation of Beneficiaries:  I hereby designate the following person as my
   ----------------------------
   primary beneficiary and the following person as my secondary beneficiary under Part I of the Plan. This designation revokes any prior designation of beneficiaries I may have under Part I of this Plan.

   Primary Beneficiary.** All of my Part I account balance upon my death shall
   -------------------
   be paid to the following person who survives me:

        Name        Address            Social Security #    Relationship to Me
        ----        -------            -----------------    ------------------

   ---------------------------------------------------------------------------

   Secondary Beneficiary.**  If my primary beneficiary does not survive me, then
   ---------------------
   all of my Part I account balance upon my death shall be paid to the following person who survives me:

        Name      Address              Social Security #    Relationship to Me
        ----      -------              -----------------    ------------------

   ---------------------------------------------------------------------------

   ** If a beneficiary survives me but dies before receipt of all payments due him or her under the Plan, such remaining payments shall be payable to that beneficiary's estate and not to any other beneficiary.

I understand that UHC does not guarantee the payment of amounts under the Plan. I further understand that the Plan does not operate to create any trust or segregation of assets by UHC; nor does it give me any right or security interest in any asset of UHC. I also understand that I am considered an unsecured creditor of UHC with respect to elections under the Plan and that any benefits payable under the Plan shall be distributed from the general assets of UHC. I further understand that UHC has reserved the right to amend or terminate the Plan at any time and for any reason.

You must complete and return this form to the UHC Corporate Benefits Department at mail route MN12-S167 by December 19, 1994 in order to be eligible for the 50% company match on the first 6% of compensation you defer under Part I for 1995.

- ----------------------------------     ---------------------------------------
Name       (Please Print)              Signature                    Date

           1995 UNITED HEALTHCARE CORPORATION/SM/ EXECUTIVE SAVINGS PLAN
                       PART II ENROLLMENT & ELECTION FORM

I, the undersigned executive employee of United HealthCare Corporation/SM/ ("UHC"), hereby make the following election to defer the receipt of some, or all, of my 1995 unearned compensation under the UHC Executive Savings Plan ("Plan") which is an unfunded, non-qualified plan of deferred compensation for a select group of executive employees at UHC. Such election shall apply to my unearned compensation for the 1995 calendar year. All deferrals are taken through payroll deduction with respect to compensation which is not yet earned by or otherwise made available to me. I understand that my deferral election is irrevocable except that I may elect to stop future payroll deductions at any time. I understand that all deferral elections and my rights as a participant are subject to the provisions of the official Plan documents.

PART II.  Discretionary Deferral:  For my deferral election made in accordance
- --------  ----------------------
with Part II of the Plan, I hereby elect to defer       % * of my 1995 unearned
                                                  ------
compensation until:  (Check  "[x]" Only One)

     [_] February 1, 19  . (Note: this period must exceed the date of my
                       --
         election by at least 3 months.) I understand that if my employment is terminated before expiration of my deferral time, my cumulative deferrals plus interest credits will become distributable to me. Actual distribution will be made in a lump sum cash payment as soon as administratively feasible following the earlier of the applicable February 1st or the last day of the calendar quarter after my employment with UHC is terminated and my final regular paycheck is received.

     [_] the last day of the calendar quarter after my employment with UHC is terminated (or, if earlier, the date of my death) and my final regular paycheck is received. I further request that payments of my Part II account balance be made or commenced as follows: (Check "[x]" Only
         One)

           [_]    lump sum cash payment
           [_]    series of three (3) year cash installments
           [_]    series of five (5) year cash installments
           [_]    series of ten (10) year cash installments

     I understand that the percentage of compensation deferred shall be measured from the first pay period following the date my completed enrollment form is received and processed by the UHC Corporate Benefits Department. *Your actual deferral may not equal the percentage elected due to availability of salary to apply deferrals against.

     Designation of Beneficiaries:  I hereby designate the following person as
     ----------------------------
     my primary beneficiary and the following person as my secondary beneficiary under Part II of the Plan. This designation revokes any prior designation of beneficiaries I may have under Part II of this Plan.

     Primary Beneficiary.** All of my Part II account balance upon my death
     -------------------
     shall be paid to the following person who survives me:

           Name      Address           Social Security #    Relationship to Me
           ----      -------           -----------------    ------------------

     -------------------------------------------------------------------------

     Secondary Beneficiary.** If my primary beneficiary does not survive me,
     ---------------------
     then all of my Part II account balance upon my death shall be paid to the following person who survives me:

           Name      Address           Social Security #    Relationship to Me
           ----      -------           -----------------    ------------------

     -------------------------------------------------------------------------

     ** If a beneficiary survives me but dies before receipt of all payments due him or her under the Plan, such remaining payments shall be payable to that beneficiary's estate and not to any other beneficiary.

I understand that UHC does not guarantee the payment of amounts under the Plan. I further understand that the Plan does not operate to create any trust or segregation of assets by UHC; nor does it give me any right or security interest in any asset of UHC. I also understand that I am considered an unsecured creditor of UHC with respect to elections under the Plan and that any benefits payable under the Plan shall be distributed from the general assets of UHC. I further understand that UHC has reserved the right to amend or terminate this Plan at any time and for any reason.

NOTE:  UHC does not provide "matching" contributions for Part II deferrals.


- -------------------------------------      ------------------------------------
Name    (Please Print)                      Signature        Date

           1995 UNITED HEALTHCARE CORPORATION/SM/ EXECUTIVE SAVINGS PLAN
                      PART III ENROLLMENT & ELECTION FORM

                          FEBRUARY 1995 SPECIAL BONUS

I, the undersigned executive employee of United HealthCare Corporation/SM/ ("UHC"), hereby make the following election to defer the receipt of some, or all, of my 1995 unearned, special bonus under the UHC Executive Savings Plan ("Plan") which is an unfunded, non-qualified plan of deferred compensation for a select group of executive employees at UHC. Such election shall apply only to my unearned, eligible special bonus for the 1995 calendar year. All deferrals are taken through payroll deduction with respect to compensation which is not yet earned by or otherwise made available to me. I understand that my deferral election is irrevocable. I understand that all deferral elections and my rights as a participant are subject to the provisions of the official Plan documents.

PART III.  Discretionary Limited Deferral:  For my deferral election made in
- ---------  ------------------------------
accordance with Part III of the Plan, I hereby elect to defer       % *   of my
                                                              ------
1995 unearned, special bonus until:  (Check  "[x]" Only One)

     [_]  February 1, 19    . (Note: this period must exceed the date of my
                        ----
          election by at least 3 months.) I understand that if my employment is terminated before expiration of my deferral time, my cumulative deferrals plus interest credits will become distributable to me. Actual distribution will be made in a lump sum cash payment as soon as administratively feasible following the earlier of the applicable February 1st or the last day of the calendar quarter after my employment with UHC is terminated (or, if earlier, the date of my death) and my final regular paycheck is received.

     [_] the last day of the calendar quarter after my employment with UHC is terminated (or, if earlier, the date of my death) and my final regular paycheck is received. I further request that payments of my Part III account balance be made or commenced as follows: (Check "[x]" Only
          One)

             [_]    lump sum cash payment
             [_]    series of three (3) year cash installments
             [_]    series of five (5) year cash installments
             [_]    series of ten (10) year cash installments

     *Your actual deferral may not equal the percentage you elected due to availability of salary to apply deferrals against.

     Designation of Beneficiaries:  I hereby designate the following person as
     ----------------------------
     my primary beneficiary and the following person as my secondary beneficiary under Part III of the Plan. This designation revokes any prior designation of beneficiaries I may have under Part III of this Plan.

     Primary Beneficiary.*  All of my Part III account balance upon my death
     -------------------
     shall be paid to the following person who survives me:

         Name      Address              Social Security #    Relationship to Me
         ----      -------              -----------------    ------------------

     --------------------------------------------------------------------------

     Secondary Beneficiary.**  If my primary beneficiary does not survive me,
     ---------------------
     then all of my Part III account balance upon my death shall be paid to the following person who survives me:

         Name      Address              Social Security #    Relationship to Me
         ----      -------              -----------------    ------------------

     --------------------------------------------------------------------------


     **If a beneficiary survives me but dies before receipt of all payments due him or her under the Plan, such remaining payments shall be payable to that beneficiary's estate and not to any other beneficiary.

I understand that UHC does not guarantee the payment of amounts under the Plan. I further understand that the Plan does not operate to create any trust or segregation of assets by UHC; nor does it give me any right or security interest in any asset of UHC. I also understand that I am considered an unsecured creditor of UHC with respect to elections under the Plan and that any benefits payable under the Plan shall be distributed from the general assets of UHC. I further understand that UHC has reserved the right to amend or terminate this Plan at any time and for any reason.

NOTE:  UHC does not provide "matching" contributions for Part III deferrals

- --------------------------------------      -----------------------------------
Name    (Please Print)                      Signature        Date

PART III ENROLLMENT FORM MUST BE RETURNED TO  BOB BACKES, MAIL ROUTE MN08-8317
- --------------------------------------------------------------------------------
BY NOVEMBER 11, 1995.
- --------------------